SEMIANNUAL
                                     REPORT

                                 June 30, 1998

               WARBURG PINCUS TRUST

                        / / INTERNATIONAL EQUITY PORTFOLIO

                        / / SMALL COMPANY GROWTH PORTFOLIO

                        / / POST-VENTURE CAPITAL PORTFOLIO

                        / / GROWTH & INCOME PORTFOLIO

                        / / EMERGING MARKETS PORTFOLIO

The Warburg Pincus Trust (the "Trust") Shares are not available directly to individual investors but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses and, where applicable, the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus, P.O. Box 4906, Grand Central Station, New York, NY 10163.

                                     [LOGO]

From time to time, the Portfolios' investment adviser and co-administrator may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the Portfolios' management are as of the date of the letters, and Portfolio holdings described in this document are as of June 30, 1998; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                 August 10, 1998

Dear Shareholder:

  The objective of Warburg Pincus Trust -- International Equity Portfolio (the "Portfolio") is long-term capital appreciation. The Portfolio pursues its objective by investing primarily in a broadly diversified portfolio of equity securities of companies that have their principal business activities and interests outside the U.S.

  For the six months ended June 30, 1998, the Portfolio had a total return of 13.25%, vs. a return of 15.93% for the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.* The Portfolio's one-year and since-inception (on June 30, 1995) average annual total returns were -3.73% and 9.32%, respectively.

  The reporting period saw a marked divergence in performance among foreign equity markets. European markets showed across-the-board strength, propelled by robust corporate profits, improved economic growth and optimism toward the prospects for European Monetary Union. Virtually all of Europe's markets had double-digit gains for the period in U.S. dollar terms. The performance of most other non-U.S. markets was less inspiring. Asian-Pacific markets generally fell, with a number falling sharply, weighed down by worries over the region's spiraling economic difficulties. Most Latin American markets also posted losses, while the smaller emerging markets of Eastern Europe, the Middle East and Africa were mixed.

  Warburg Pincus Trust -- International Equity Portfolio managed a healthy gain for the period, albeit one that trailed the rise in its benchmark, the EAFE Index. Most, if not all, of that underperformance stemmed from the Portfolio's higher-than-index weighting in the Asia-Pacific region heading into the period. Though the Portfolio's overweighting at the time was relatively small, virtually any additional exposure to the region proved harmful in terms of relative performance, particularly on an opportunity-cost basis, given the strong run-up in European markets. (It should be noted that we reduced the Portfolio's Asian-Pacific stake as the period progressed, based on a combination of macroeconomic and company-specific concerns, and by period end the Portfolio was underweighted vs. the EAFE Index.) For the same reason, the Portfolio was also held back somewhat by its exposure to Latin America, a region not represented in the benchmark.

  At the other end of the spectrum, performance-wise, the Portfolio saw very strong gains from its holdings in Europe, benefiting from these markets' general upward bias and from good stock selection. Among the better performers for the Portfolio were its holdings in France and Italy, as well as its

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1998 (cont'd)
--------------------------------------------------------------------------------
Nordic stocks collectively. We increased Europe's weighting in the Portfolio steadily through the period, reflecting our belief that the region's positive fundamental backdrop warranted a higher level of exposure, especially viewed from a risk-adjusted perspective. This geographical shift -- i.e., into Europe, at the expense of Asia -- was the most noteworthy strategic move in the Portfolio during the six months.

  Looking out over the remainder of 1998 and into 1999, we see both substantial opportunity and a fair amount of risk in foreign markets. Some of the most promising investments continue to reside in Europe, we believe, given the dynamics surrounding the launch of the single currency and the growing number of positive developments on the corporate front. Particularly encouraging, with regard to the latter, is the increasing emphasis among European corporate managements on building shareholder value, a trend that suggests improved efficiencies and rising per-share profitability over time. We also see pockets of opportunity in Asia, including Japan, but are approaching these markets with far greater degrees of caution, given the ongoing economic and political uncertainties. The same holds for our approach to emerging markets in general.

  All told, we believe the Portfolio is well positioned, with regard to both country weightings and specific holdings, to benefit from the type of investment environment we foresee in the coming months, and we look forward to a positive performance.

Richard H. King         Harold W. Ehrlich       Vincent J. McBride
Co-Portfolio Manager    Co-Portfolio Manager    Co-Portfolio Manager

------------------

* The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                 August 10, 1998

Dear Shareholder:

  The objective of Warburg Pincus Trust -- Small Company Growth Portfolio (the "Portfolio") is capital growth. The Portfolio pursues its objective by investing in a portfolio of equity securities of small-sized domestic companies.

  For the six months ended June 30, 1998, the Portfolio had a total return of 4.79%, vs. returns of 5.46% for the Russell 2000 Growth Index* and 6.45% for the Lipper Small Cap Funds Index.** The Portfolio's one-year and since-inception (on June 30, 1995) average annual total returns were 18.13% and 19.98%, respectively.

  The reporting period saw respectable gains, in general, for the types of smaller-company, growth-oriented stocks in which the Portfolio invests. Supporting the group were these companies' continued strong earnings growth, both in absolute terms and relative to larger companies, and the stocks' relatively attractive valuations. One factor that weighed on the group's performance, though, at least in relative terms, was concern stemming from the Asian financial crisis. Asia's difficulties triggered a general "flight to quality" among investors, which worked to the advantage of large-cap, blue-chip stocks at the expense of smaller issues. The net result was solid gains for smaller-company stocks, albeit gains that lagged those of large-cap companies.

  Warburg Pincus Trust -- Small Company Growth Portfolio managed a healthy gain for the period, though it trailed its benchmark by a narrow margin. In terms of performance attribution, the Portfolio benefited from strong showings from holdings in a number of areas, particularly business services, technology and financial services. At the other end of the spectrum, performance-wise, were the Portfolio's energy and oil-services stocks, which were hurt by concerns related to falling oil prices and additional supply/demand worries.

  There were few significant changes in the Portfolio during the six months in terms of its sector concentrations. The Portfolio remained broadly diversified throughout, with slight overweightings in the consumer, financial and business-services areas. This reflected our ability to find attractive opportunities across a range of industries, as well as our desire to temper the Portfolio's volatility by avoiding overconcentration in any one area.

  Looking ahead, our outlook on the prospects for small-cap growth stocks remains largely positive, although investors' general bias toward large-cap

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1998 (cont'd)
--------------------------------------------------------------------------------
issues may limit the group's relative showing in the immediate term. Still, based on trailing and projected profits, small caps' valuations now look more attractive vs. those of large-cap issues than they have in nearly a decade. This should, ultimately, draw increasing amounts of investor attention to the small-cap arena in the coming months, which stands to be reflected in vastly improved relative performance. All told, we remain optimistic, and will continue to strive to identify those companies with the best prospects for appreciation.

Elizabeth B. Dater                  Stephen J. Lurito
Co-Portfolio Manager                Co-Portfolio Manager

------------------

 * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

 ** The Lipper Small Cap Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                 August 10, 1998

Dear Shareholder:

  The objective of Warburg Pincus Trust -- Post-Venture Capital Portfolio (the "Portfolio") is long-term growth of capital. The Portfolio pursues its objective by investing primarily in equity securities of companies considered to be in their post-venture-capital stage of development.

  For the six months ended June 30, 1998, the Portfolio had a return of 13.20%, vs. a return of 5.46% for the Russell 2000 Growth Index* and 23.98% for the Warburg Pincus/Venture Economics Post-Venture Capital Index (PVCI).** The Portfolio's respective one-year and since-inception (on September 30, 1996) average annual total returns as of June 30 were 24.10% and 13.71%.

  The period was a positive one for the types of stocks targeted by the Portfolio, i.e., stocks of relatively young companies within the rapid-growth industries favored by venture capitalists (e.g., the software, biotechnology and communications industries). These stocks were, though, highly volatile, due to a somewhat uncertain near-term earnings environment. Against this backdrop, the Portfolio had a solid return, buoyed by its computer and consumer stocks in particular. It did, however, lag the PVCI, due primarily to its underweighting in certain large-cap Internet stocks that powered the index's advance. We viewed most of these as expensive, and avoided them in favor of stocks we deemed to have more reasonable valuations relative to their long-term prospects.

  We made few noteworthy changes to the Portfolio's industry exposure during the period. We maintained a large presence in the technology area, where venture capital has long played a critical role in the launch of breakthrough products and services and should continue to do so. According to a recent study,*** research & development spending by venture-backed companies is growing at a rate about three times that of Fortune 500 companies. In terms of specific strategies, we continued to emphasize domestically oriented technology companies, given the relatively difficult pricing environment faced by many export-dependent companies. One stock we added was New Era of Networks, a developer of application integration software products. The company, which went public last June, focuses primarily on financial institutions, though it continues to expand into other areas as well.

  Elsewhere, we maintained a significant weighting in the telecommunications & equipment sector during the period. We believe this area will continue to benefit from an ever-expanding Internet, ongoing worldwide deregulation of the telecommunications industry and a high degree of innovation generally. Our particular focus remained on competitive local exchange carriers ("CLECs"), such as Intermedia Communications of Florida, which compete

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1998 (cont'd)
--------------------------------------------------------------------------------
directly with regional "Baby Bell" companies. Our other telecommunications holdings during the period included Paging Network. The company, a recipient of venture-capital financing in its start-up phase, went public in 1991 and currently owns and operates the most extensive wireless communications network in the U.S.

  The rest of the Portfolio was invested across a wide range of sectors, including the financial, business-services, health-care and communications & media areas. We also maintained a position in consumer-type stocks, where our largest area of concentration at the end of the period was the leisure & entertainment sector. This area increasingly stands to benefit from a maturing population's growing levels of discretionary income, a trend that has not gone unnoticed by venture-capital investors.

  Going forward, our outlook on the collective prospects for stocks of post-venture companies (which we define as those that have received venture-capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization -- the investment of venture-capital financing, distribution of securities to venture-capital investors or initial public offering, whichever is later, having been made within 10 years of the Portfolio's investment) remains positive, and our efforts will continue to be devoted to identifying those with the best long-term growth potential. We would caution investors, however, that investing in venture-backed companies entails potential risks (e.g., that of heightened volatility) along with the potential for significant long-term rewards. Because of the nature of the Portfolio's holdings and certain strategies it may use, an investment in the Portfolio should only be considered for the aggressive portion of an investor's assets and may not be appropriate for all investors. Investors should review the Prospectus carefully before purchase.

Elizabeth B. Dater                  Stephen J. Lurito
Co-Portfolio Manager                Co-Portfolio Manager

------------------

 * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

 ** The Warburg Pincus/Venture Economics Post-Venture Capital Index is a market-valued index that measures the performance of public stocks of companies that received financing from a U.S. venture capital or buyouts limited partnership prior to or during public trading status, without dividends. Companies remain in the index for 10 years from the date of first inclusion or until the price data is no longer available, for example, due to a merger or acquisition. The index is calculated monthly and has a first index period of January 1986 with the index initialized at 100. The index is a joint project of Venture Economics and Warburg Pincus Asset Management, Inc.

*** Eighth Annual Economic Impact of Venture Capital Study, National Venture
    Capital Association/Coopers & Lybrand L.L.P. (U.S.A.), 1998.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                 August 10, 1998

Dear Shareholder:

  The objective of Warburg Pincus Trust -- Growth & Income Portfolio (the "Portfolio") is long-term growth of capital and income and a reasonable current return. The Portfolio pursues its objective by investing primarily in equity securities.

  For the six months ended June 30, 1998, the Portfolio had a gain of 12.39%, vs. gains of 17.70% for the S&P 500 Index* and 11.62% for the Lipper Growth & Income Funds Index.** The Portfolio's total return since its inception (on October 31, 1997) as of June 30 was 16.77%.

  The U.S. stock market as a whole had strong performance over the six months. Asia-related earnings uncertainties notwithstanding, investor sentiment toward equities remained favorable through the period, supported by a continued healthy economy and subdued inflation. The Portfolio benefited from this positive sentiment, and from good performances from its financial, telecommunications and consumer holdings in particular. Stocks that hampered the Portfolio's return included its energy and tobacco-related holdings, which lagged the broader market during the period.

  We made few noteworthy changes to the Portfolio in terms of sector allocation during the period. We remained well-diversified by industry, seeing little incentive, from a risk-vs.-reward perspective, to heavily overweight specific areas, given continued narrow stock valuations across and within sectors. That said, we continued to select stocks strictly on a bottom-up basis, emphasizing companies with good cash-flow generation and potential for significant earnings growth.

  Our noteworthy areas of concentration included the financial-services industry, a weighting we increased over the course of the period. We found several attractive buying opportunities here during the six months, mostly in the insurance area. Elsewhere in the financial industry, we maintained a limited exposure to banking stocks, since we viewed most as expensive. We did, however, find several issues we deemed to be attractively priced, including First Chicago NBD, which we purchased in the wake of its announced merger with Banc One Corp. In our view, the synergies created by the merger should support the stock's long-term performance.

  We also maintained a significant weighting in the consumer area during the six months. This included exposure to the consumer-durables sector, where our largest position throughout the period was Chrysler. The stock contributed positively to the Portfolio's performance for the period, rising

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1998 (cont'd)
--------------------------------------------------------------------------------
sharply on news that it would merge with Daimler-Benz. We also continued to have a significant weighting in the retail sector. Our noteworthy moves here included selling our position in Wal-Mart, after it hit our sell target, and adding Consolidated Stores, a brand-name retailer targeting cost-conscious consumers.

  Another noteworthy sector weighting during the period was the capital-equipment area, where, as elsewhere, we remained focused on companies with strong cash flows and good prospects for earnings improvements. Our largest position here at the end of the period was ITT Industries, a designer and manufacturer of products used in the automotive, fluid technology and defense & electronics areas.

  The rest of the Portfolio was invested across of broad range of industries, including technology, where we found the best risk-adjusted growth prospects in the computer sector; health care, where we focused primarily on managed-care companies with good pricing flexibility and steady enrollment growth; and telecommunications & equipment, where we held both long-distance and local service providers.

  Looking ahead to the next several months and beyond, we believe the stock market will continue to be characterized by generally lofty equity valuations and considerable volatility. As a result, we will continue to place a premium on risk management, holding only those stocks we deem to have good longer-term risk-adjusted performance potential.

Brian S. Posner
Portfolio Manager

------------------

 * The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

 ** The Lipper Growth & Income Funds Index is an equal-weighted index, adjusted for capital gains and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services, Inc.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                 August 10, 1998

Dear Shareholder:

  The objective of Warburg Pincus Trust -- Emerging Markets Portfolio (the "Portfolio") is long-term growth of capital. The Portfolio pursues its objective by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets.

  For the six months ended June 30, 1998, the Portfolio had a total return of -4.70%, vs. returns of -18.87% for the Morgan Stanley Capital International Emerging Markets Free Index* and -17.00% for the Lipper Emerging Markets Funds Index.**

  The six months was an extremely difficult period for emerging markets, due in large measure to the continued economic and financial instability in the Asian-Pacific region. The region's woes cast a pall over emerging markets collectively, with investors largely shunning the group in favor of the developed markets of the U.S. and Europe. While a handful of emerging markets managed gains for the period, notably several from the Middle East and Eastern Europe, the vast majority fell, and many fell sharply, with losses in excess of 20% in dollar terms more the rule than the exception.

  Set against this backdrop, the Portfolio lost 4.70% over the six months, a disappointing showing in absolute terms but a strong one vs. relevant benchmarks. The Portfolio's relative strength was attributable to a combination of timely regional allocations -- specifically, we had relatively limited exposure to the hard-hit Southeast Asian markets through the period, and a relatively large weighting in the Middle East and Eastern Europe (e.g., in Israel and Poland, two markets that posted solid gains) -- and to the fact that we had an atypically large cash weighting in January, a particularly bad month for the asset class. (The Portfolio commenced operations on December 31, 1997.)

  Looking ahead, our near- to immediate-term outlook on emerging markets is somewhat guarded, given the still-unsettled environment in Asia and investors' general wariness toward the asset class. Our longer-term outlook remains positive, however. Most of these markets, after their recent setbacks, are now significantly below their all-time highs, and stock valuations have been driven down to, in many cases, record-low levels. We believe this has created a substantial amount of opportunity for selective, risk-tolerant investors who are willing to take a longer-term (i.e., minimum two- to three-year) outlook. Accordingly, we continue to devote our efforts to identifying

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1998 (cont'd)
--------------------------------------------------------------------------------
those businesses with the best individual prospects, and believe those efforts will prove rewarding to shareholders over time.

  As ever, though, the potential for short-term volatility remains, given the nature of emerging markets, and we would encourage investors to approach the asset class with a realistic view of the potential risks involved.

Richard H. King                     Vincent J. McBride
Co-Portfolio Manager                Co-Portfolio Manager

------------------

 * The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

** The Lipper Emerging Markets Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
COMMON STOCKS (89.6%)
Argentina (1.7%)
   Telefonica de Argentina SA ADR                                 96,000   $  3,114,000
   YPF SA ADR                                                    122,300      3,676,644
                                                                           ------------
                                                                              6,790,644
                                                                           ------------
Australia (0.1%)
   Foodland Associated, Ltd.                                      87,900        533,434
                                                                           ------------
Austria (3.9%)
   Bank Austria AG                                                67,800      5,514,652
   OMV AG                                                         28,850      3,864,384
   V.A. Technologie AG                                            26,385      3,282,799
   Wienerberger Baustoffindustrie AG                              11,860      2,869,036
                                                                           ------------
                                                                             15,530,871
                                                                           ------------
Belgium (0.6%)
   Dexia Belgium                                                  14,930      2,246,922
                                                                           ------------
Brazil (0.5%)
   Companhia de Saneamento Basico do Estado de Sao Paulo       6,604,200        793,685
   Telecomunicacoes Brasileiras SA ADR                             9,700      1,059,119
                                                                           ------------
                                                                              1,852,804
                                                                           ------------
China (0.6%)
   Cosco Pacific, Ltd.                                         4,607,000      1,649,906
   Guangshen Railway Co., Ltd.                                 3,828,068        508,856
   Guangshen Railway Co., Ltd. ADR                                52,247        355,933
                                                                           ------------
                                                                              2,514,695
                                                                           ------------
Denmark (2.5%)
   International Service System AS Class B                        38,100      2,216,076
   SAS Danmark AS                                                121,400      2,436,113
   Tele Danmark AS Class B                                        10,700      1,026,898
   Unidanmark AS                                                  47,700      4,286,537
                                                                           ------------
                                                                              9,965,624
                                                                           ------------
Finland (1.8%)
   Huhtamaki OY Class I                                           89,900      5,145,120
   Rauma OY                                                      102,460      2,100,937
                                                                           ------------
                                                                              7,246,057
                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS (cont'd)
                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
France (10.7%)
   Banque Nationale de Paris                                      62,400   $  5,098,486
   Compagnie de Saint Gobain                                      26,339      4,883,538
   Elf Aquitaine SA                                               45,000      6,326,465
   Lagardere Groupe SCA                                          109,879      4,574,331
   PSA Peugeot Citroen                                            22,500      4,837,885
   Rhone-Poulenc Ltd. Class A                                    105,863      5,970,742
   Societe Generale d'Enterprises SA                             129,400      6,118,967
   Total SA Class B                                               40,423      5,255,098
                                                                           ------------
                                                                             43,065,512
                                                                           ------------
Germany (11.4%)
   Commerzbank AG                                                105,500      4,032,897
   Degussa AG                                                    104,300      6,419,688
   Fresenius Medical Care AG                                      45,600      2,854,689
   Hannover Rueckversicherungs Gesellschaft AG                    37,500      4,321,258
   Hoechst AG                                                    127,900      6,384,265
   Mannesmann AG                                                  25,040      2,540,027
   Muenchener Rueckversicherung AG                                16,100      7,982,970
   Preussag AG                                                    16,400      5,851,205
   Viag Ag                                                         7,770      5,251,658
                                                                           ------------
                                                                             45,638,657
                                                                           ------------
Hong Kong (1.7%)
   First Pacific Co., Ltd.                                     3,399,471      1,425,846
   HSBC Holdings PLC                                             140,400      3,433,636
   Smartone Telecommunications                                   858,000      2,092,796
                                                                           ------------
                                                                              6,952,278
                                                                           ------------
India (0.1%)
   Hindalco Industries, Ltd.                                      30,000        472,566
                                                                           ------------
Ireland (0.3%)
   Greencore Group PLC                                           200,700      1,091,783
                                                                           ------------
Israel (2.1%)
   Blue Square Israel Co., Ltd. ADR                              115,500      1,783,031
   ECI Telecommunications Limited Designs                        131,250      4,971,094
   Orbotech, Ltd.                                                 47,900      1,742,363
                                                                           ------------
                                                                              8,496,488
                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS (cont'd)
                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
Italy (4.1%)
   Assicurazioni Generali SpA                                    132,000   $  4,292,200
   Seat SpA                                                    8,283,000      3,914,219
   Telecom Italia SpA                                          1,105,000      8,134,187
                                                                           ------------
                                                                             16,340,606
                                                                           ------------
Japan (9.0%)
   Advantest Corp.                                                74,500      4,004,539
   Fujitsu, Ltd.                                                 301,000      3,166,480
   Hankyu Realty Co., Ltd.                                       230,000      1,012,573
   Minebea Co., Ltd.                                             539,000      5,363,396
   Nichiei Co., Ltd.                                              17,800      1,210,736
   Orix Corp.                                                     69,500      4,692,257
   Rohm Co., Ltd.                                                 53,000      5,441,870
   Shohkoh Fund & Co., Ltd.                                        8,500      2,088,482
   Sony Corp.                                                     46,000      3,960,802
   Takefuji Corp.                                                 36,000      1,660,122
   TDK Corp.                                                      48,000      3,545,051
                                                                           ------------
                                                                             36,146,308
                                                                           ------------
Luxembourg (0.2%)
   Millicom International Cellular SA+                            19,750        864,063
                                                                           ------------
Mexico (0.7%)
   Fomento Economico Mexicano SA de CV ADR +                      68,600      2,160,900
   Gruma SA de CV Class B                                        264,642        576,638
                                                                           ------------
                                                                              2,737,538
                                                                           ------------
Netherlands (5.7%)
   Hagemeyer NV                                                   71,500      3,093,077
   ING Groep NV                                                   89,200      5,840,784
   Koninklijke Pakhoed NV                                        112,000      3,633,825
   Philips Electronics NV                                         64,400      5,413,574
   Vedior NV                                                      72,628      2,052,929
   Vendex NV                                                      73,600      2,767,842
                                                                           ------------
                                                                             22,802,031
                                                                           ------------
New Zealand (1.1%)
   Brierley Investments, Ltd.                                  6,116,500      3,048,013
   Fletcher Challenge Building                                 1,041,350      1,297,331
                                                                           ------------
                                                                              4,345,344
                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS (cont'd)
                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
Norway (0.8%)
   Smedvig ASA ADR Class B                                        43,300   $    492,538
   Smedvig ASA Class B                                            75,000        850,325
   Transocean Offshore, Inc.                                      44,100      1,962,450
                                                                           ------------
                                                                              3,305,313
                                                                           ------------
Portugal (0.2%)
   Banco Mello SA                                                 76,000        936,834
                                                                           ------------
Singapore (1.0%)
   Development Bank of Singapore, Ltd.                           705,810      3,906,127
                                                                           ------------
South Korea (1.2%)
   Hyundai Heavy                                                  38,595        815,189
   L.G. Electronics                                              202,560      1,659,722
   Samsung Display Devices Co.                                    45,503      1,242,798
   Samsung Heavy Industries Co., Ltd.                            212,100      1,058,182
                                                                           ------------
                                                                              4,775,891
                                                                           ------------
Spain (1.8%)
   Argentaria SA                                                  94,400      2,121,209
   Endesa SA                                                     228,100      4,998,860
                                                                           ------------
                                                                              7,120,069
                                                                           ------------
Sweden (6.5%)
   ABB AB Series B                                               293,320      4,082,599
   Biora AB ADR +                                                102,400      2,784,000
   Electrolux AB Series B                                        210,839      3,621,959
   Ericsson LM Series B                                           95,200      2,781,409
   Kinnevik AB Series B                                           55,900      1,818,952
   Nordbanken Holding AB                                         905,789      6,644,387
   SKF AB Series B                                               240,300      4,369,118
                                                                           ------------
                                                                             26,102,424
                                                                           ------------
Switzerland (2.4%)
   SAIA-Burgess Electronics AG +                                   4,800      1,291,131
   Sulzer AG                                                       4,975      3,926,052
   Swiss Reinsurance                                               1,700      4,299,286
                                                                           ------------
                                                                              9,516,469
                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS (cont'd)
                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
United Kingdom (16.9%)
   Barclays PLC                                                  180,500   $  5,204,118
   Bass PLC                                                      211,100      3,955,435
   British Airport Authority PLC+                                363,736      3,926,601
   British Energy PLC                                            595,700      5,208,169
   British Sky Broadcasting Group PLC                            390,400      2,804,201
   Cookson Group PLC                                           1,110,543      3,817,058
   Dixons Group PLC                                              424,200      3,429,183
   Glaxo Wellcome PLC                                            113,500      3,406,852
   Medeva PLC                                                  1,135,200      3,238,879
   Orange PLC                                                    833,000      8,825,614
   Perpetual PLC                                                  24,300      1,639,013
   Pilkington PLC                                              1,878,400      3,478,863
   Rolls-Royce PLC                                             1,202,840      4,967,173
   Royal & Sun Alliance Insurance Group PLC                      337,400      3,487,487
   Safeway PLC                                                   156,000      1,021,623
   Standard Chartered Bank PLC                                   278,600      3,165,588
   Williams Holdings PLC                                         987,403      6,383,992
                                                                           ------------
                                                                             67,959,849
                                                                           ------------
TOTAL COMMON STOCKS (Cost $336,355,728)                                    $359,257,201
                                                                           ------------


PREFERRED STOCK (1.9%)
Brazil (0.7%)
   Companhia Vale do Rio Doce Class A                             82,500   $  1,676,235
   Telecomunicacoes de Sao Paulo Cellular SA Class B          11,436,000        949,202
   Telecomunicacoes do Rio de Janeiro Celular SA Class B       6,962,000        414,069
                                                                           ------------
                                                                              3,039,506
                                                                           ------------
Germany (1.2%)
   GEA AG                                                          8,100      3,181,609
   KSB AG                                                          6,290      1,568,118
                                                                           ------------
                                                                              4,749,727
                                                                           ------------
TOTAL PREFERRED STOCK (Cost $7,926,818)                                       7,789,233
                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
RIGHTS/WARRANTS (0.1%)
Austria (0.0%)
   Bank Austria AG Rts., 07/13/98                                 67,800   $      3,513
                                                                           ------------
Sweden (0.1%)
   Societe Europeene de Communication SA                          50,310        239,723
     Non-Voting Rts., 08/18/98
   Societe Europeene de Communication SA                           5,590         26,636
     Voting Rts., 08/18/98
                                                                           ------------
                                                                                266,359
                                                                           ------------
TOTAL RIGHTS/WARRANTS (Cost $0)                                                 269,872
                                                                           ------------

                                                                  PAR
                                                                 (000)
                                                              ----------
REPURCHASE AGREEMENT (8.5%)
 Repurchase agreement with State Street Bank & Trust Co.
   dated 06/30/98 at 5.75% to be
 repurchased at $34,008,430 on 07/01/98. (Collateralized by
   a pro rata amount of
 U.S. Treasury Notes ranging in par values from $35,760,000
   - $50,000,000,
 6.875% - 8.125%, 08/15/21 - 08/15/25. Market value of
   collateral is $34,683,323.)
 (Cost $34,003,000)                                               34,003     34,003,000
                                                                           ------------
TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $378,285,546*)                    401,319,306
                                                                           ------------
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)                                   (262,413)
                                                                           ------------
NET ASSETS (100.0%) (applicable to 33,760,515 shares
outstanding)                                                               $401,056,893
                                                                           ============
NET ASSET VALUE, Offering and redemption price per share
($401,056,893 divided by 33,760,515)                                       $      11.88
                                                                           ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------

+ Non-income producing security.

* Cost for federal income tax purposes is $379,178,353.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF NET ASSETS
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCK (97.1%)
Aerospace & Defense (1.0%)
   Tristar Aerospace Co. +                                    463,300   $  7,181,150
                                                                        ------------
Banks & Savings & Loans (2.4%)
   Commonwealth Bancorp, Inc.                                 250,000      5,734,375
   Silicon Valley Bancshares +                                210,200      7,481,806
   Texas Regional Bancshares, Inc. Class A                    150,000      4,912,500
                                                                        ------------
                                                                          18,128,681
                                                                        ------------
Building & Building Materials (0.7%)
   D.R. Horton, Inc.                                          260,300      5,433,762
                                                                        ------------
Business Services (11.3%)
   BISYS Group, Inc. +                                        153,000      6,273,000
   Bowne & Co., Inc.                                          160,000      7,200,000
   Corporate Express, Inc. +                                  347,900      4,413,981
   Hypercom Corp. +                                           413,000      4,130,000
   On Assignment, Inc. +                                      185,600      6,484,400
   PMT Services, Inc. +                                       530,000     13,481,875
   Protection One, Inc.                                       656,200      7,177,187
   QRS Corp. +                                                222,700      8,379,087
   Robert Half International, Inc. +                          182,750     10,211,156
   Sterling Commerce, Inc. +                                  169,000      8,196,500
   Technology Solutions Co. +                                 254,400      8,061,300
                                                                        ------------
                                                                          84,008,486
                                                                        ------------
Communications & Media (4.7%)
   Central European Media Enterprises, Ltd. Class A +         234,200      5,064,575
   Granite Broadcasting Corp. +                               321,600      3,819,000
   Heftel Broadcasting Corp. +                                125,600      5,620,600
   Metro Networks, Inc. +                                     181,500      7,827,187
   Outdoor Systems, Inc. +                                    446,063     12,489,750
                                                                        ------------
                                                                          34,821,112
                                                                        ------------
Computers (10.6%)
   Arbor Software Corp. +                                     172,200      5,413,537
   Boole & Babbage, Inc. +                                    332,700      7,943,212
   Business Objects SA ADR +                                  374,100      6,312,937
   Cambridge Technology Partners of Massachusetts, Inc. +     152,000      8,303,000
   Citrix Systems, Inc. +                                     215,550     14,738,231
   JDA Software Group, Inc. +                                 193,600      8,470,000
   National Instruments Corp. +                               221,250      7,909,687
   Radiant Systems, Inc. +                                    401,000      5,814,500
   Tecnomatix Technologies, Ltd. +                            224,500      4,490,000
   Transactions Systems Architects, Inc. Class A +            243,100      9,359,350
                                                                        ------------
                                                                          78,754,454
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              ------       -----
Consumer Non-Durables (5.2%)
   Central Garden & Pet Co. +                                 232,100   $  7,224,112
   Coinmach Laundry Corp. +                                   291,000      6,874,875
   dELIA's, Inc. +*                                           379,200      5,925,000
   Interface, Inc.                                            523,500     10,568,156
   Scotts Co. Class A +**                                     219,800      8,187,550
                                                                        ------------
                                                                          38,779,693
                                                                        ------------
Consumer Services (3.7%)
   DeVry, Inc. +                                              414,200      9,086,512
   ITT Educational Services, Inc. +                           241,600      7,791,600
   Pre-Paid Legal Services, Inc. +                            201,200      6,350,375
   Service Experts, Inc. +                                     20,000        690,000
   Youth Services International, Inc. +                       454,400      3,393,800
                                                                        ------------
                                                                          27,312,287
                                                                        ------------
Electronics (5.2%)
   ADE Corp. +                                                347,200      5,077,800
   Avant! Corp. +                                             449,900     11,135,025
   Burr-Brown Corp. +                                         254,400      5,342,400
   Richardson Electronics, Ltd.                               169,700      2,290,950
   Uniphase Corp. +                                            82,200      5,160,619
   Vitesse Semiconductor Corp. +                              322,800      9,966,450
                                                                        ------------
                                                                          38,973,244
                                                                        ------------
Energy (2.3%)
   Chieftain International, Inc. +                            273,400      6,476,162
   KCS Energy, Inc.                                           328,100      3,752,644
   Stone Energy Corp. +                                       197,000      7,005,813
                                                                        ------------
                                                                          17,234,619
                                                                        ------------
Environmental Services (0.7%)
   Casella Waste Systems, Inc. +                              194,500      5,251,500
                                                                        ------------
Financial Services (4.2%)
   Allmerica Financial Corp.                                  165,100     10,731,500
   Amerin Corp. +                                             229,800      6,707,288
   Legg Mason, Inc.                                           110,666      6,370,212
   Protective Life Corp.                                      196,000      7,190,750
   WMF Group, Ltd. +                                           20,366        468,418
                                                                        ------------
                                                                          31,468,168
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              ------       -----
Food, Beverages & Tobacco (0.6%)
   Consolidated Cigar Holdings, Inc. +                        338,900   $  4,151,525
                                                                        ------------
Healthcare (8.0%)
   Alternative Living Services, Inc.                          264,100      7,130,700
   ARV Assisted Living, Inc. +                                268,200      3,352,500
   Core, Inc. +                                               690,600      5,567,963
   Mentor Corp.                                               219,800      5,330,150
   Mid Atlantic Medical Services, Inc. +                      531,200      6,108,800
   MiniMed, Inc. +                                            160,700      8,416,663
   NovaCare, Inc. +                                           467,100      5,488,425
   ProMedeCo Management Co. +                                 143,300      1,468,825
   Renal Care Group, Inc. +                                   201,700      8,887,406
   Sunrise Assisted Living, Inc. +                            116,500      4,004,688
   VWR Scientific Products Corp. +                            147,000      3,619,875
                                                                        ------------
                                                                          59,375,995
                                                                        ------------
Leisure & Entertainment (5.2%)
   Coach USA, Inc. +                                          199,700      9,111,313
   Family Golf Centers, Inc. +                                269,850      6,830,578
   Premier Parks, Inc. +                                      157,000     10,460,125
   Signature Resorts, Inc. +                                  321,800      5,309,700
   Vistana, Inc. +                                            377,900      6,943,913
                                                                        ------------
                                                                          38,655,629
                                                                        ------------
Lodging & Restaurants (1.0%)
   Bob Evans Farms, Inc.                                      349,400      7,402,913
                                                                        ------------
Metals & Mining (1.0%)
   Metals USA, Inc. +                                         434,100      7,488,225
                                                                        ------------
Office Equipment & Supplies (1.2%)
   Miller (Herman), Inc.                                      381,200      9,267,925
                                                                        ------------
Oil Services (2.7%)
   Global Industries, Ltd. +                                  364,000      6,142,500
   Petroleum Geo-Services ADR +                               335,000     10,217,500
   Pride International, Inc. +                                181,900      3,080,931
   Southern Mineral Corp. +                                   176,625        607,148
                                                                        ------------
                                                                          20,048,079
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              ------       -----
Pharmaceuticals (7.3%)
   Alkermes, Inc. +                                           341,000   $  6,095,375
   Aviron +                                                   240,000      7,485,000
   ChiRex, Inc. +                                             257,800      4,527,613
   Gilead Sciences, Inc. +                                    151,300      4,851,056
   PharMerica, Inc. +                                         570,000      6,875,625
   SangStat Medical Corp. +                                   226,200      7,097,025
   Sepracor, Inc. +                                           153,400      6,366,100
   Serologicals Corp. +                                       328,800     10,603,800
                                                                        ------------
                                                                          53,901,594
                                                                        ------------
Publishing (0.8%)
   Central Newspapers, Inc. Class A                            81,300      5,670,675
                                                                        ------------
Real Estate (4.9%)
   Apartment Investment & Management Co. Class A REIT         155,588      6,145,726
   CB Richard Ellis Services, Inc. +                          212,300      7,098,781
   Fairfield Communities, Inc. +                              453,000      8,691,938
   Trammell Crow Co. +                                        235,900      7,887,906
   U.S. Restaurant Properties, Inc. REIT                      249,850      6,761,566
                                                                        ------------
                                                                          36,585,917
                                                                        ------------
Retail (5.7%)
   Barnes & Noble, Inc. +                                     190,400      7,128,100
   Borders Group, Inc. +                                      189,600      7,015,200
   Fingerhut Companies, Inc.                                  252,900      8,345,700
   Payless ShoeSource, Inc. +                                  97,100      7,155,056
   Staples, Inc. +                                            434,100     12,561,769
                                                                        ------------
                                                                          42,205,825
                                                                        ------------
Telecommunications & Equipment (4.3%)
   Gilat Satellite Networks, Ltd. +                           175,000      5,851,563
   Intermedia Communications of Florida, Inc. +               334,600     14,032,288
   McLeodUSA, Inc. Class A +                                  228,000      8,863,500
   Teledata Communications, Ltd. +                            315,400      3,489,113
                                                                        ------------
                                                                          32,236,464
                                                                        ------------
Transportation (2.2%)
   Heartland Express, Inc. +                                  279,650      5,662,913
   Mark VII, Inc. +                                           269,800      4,856,400
   Swift Transportation Co., Inc. +                           311,500      6,171,594
                                                                        ------------
                                                                          16,690,907
                                                                        ------------
TOTAL COMMON STOCK (Cost $576,315,381)                                   721,028,829
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                PAR
                                                               (000)       VALUE
                                                               -----       -----
REPURCHASE AGREEMENT (2.9%)
   Repurchase agreement with State Street Bank & Trust Co.
     dated 06/30/98 at 5.75% to be repurchased at
     $21,618,452 on 07/01/98. (Collateralized by a pro rata
     amount of U.S. Treasury Notes ranging in par values
     from $35,760,000 - $50,000,000, 6.875% - 8.125%,
     08/15/21 - 08/15/25. Market value of collateral is
     $22,047,467.) (Cost $21,615,000)                         $21,615   $ 21,615,000
                                                                        ------------
TOTAL INVESTMENTS (100.0%) (Cost $597,930,381*)                          742,643,829
                                                                        ------------
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                 259,982
                                                                        ------------
NET ASSETS (100.0%) (applicable to 43,023,408 shares
outstanding)                                                            $742,903,811
                                                                        ============
NET ASSET VALUE, Offering and redemption price per share
($742,903,811 divided by 43,023,408)                                    $      17.27
                                                                        ============

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                      REIT = Real Estate Investment Trust
--------------------------------------------------------------------------------

+ Non-income producing security.
* Cost for federal income tax purposes is $598,056,484.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF NET ASSETS
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
COMMON STOCK (93.7%)
Aerospace & Defense (1.0%)
   Gulfstream Aerospace Corp. +                               11,100   $   516,150
                                                                       -----------
Agriculture (0.6%)
   Hines Horticulture, Inc. +                                 31,300       344,300
                                                                       -----------
Building & Building Materials (0.9%)
   Comfort Systems USA, Inc. +                                21,500       502,562
                                                                       -----------
Business Services (10.1%)
   CSG Systems International, Inc. +                          12,500       585,937
   LaSalle Partners, Inc. +                                   15,300       680,850
   On Assignment, Inc. +                                      8,400        293,475
   PMT Services, Inc. +                                       31,600       803,825
   Protection One, Inc.                                       43,200       472,500
   QRS Corp. +                                                14,700       553,087
   Robert Half International, Inc. +                          8,900        497,287
   Technology Solutions Co. +                                 16,400       519,675
   Trammell Crow Co. +                                        15,400       514,938
   Young & Rubicam, Inc. +                                    16,100       515,200
                                                                       -----------
                                                                         5,436,774
                                                                       -----------
Communications & Media (3.4%)
   Central European Media Enterprises, Ltd. Class A +         21,000       454,125
   Clear Channel Communications, Inc. +                       4,760        519,435
   Outdoor Systems, Inc. +                                    31,031       868,854
                                                                       -----------
                                                                         1,842,414
                                                                       -----------
Computers (16.1%)
   BMC Software, Inc. +                                       18,800       976,425
   Business Objects SA ADR +                                  22,400       378,000
   Cambridge Technology Partners of Massachusetts, Inc. +     9,200        502,550
   Citrix Systems, Inc. +                                     12,700       868,362
   JDA Software Group, Inc. +                                 11,900       520,625
   Micrografx, Inc. +                                         39,100       557,175
   National Instruments Corp. +                               17,550       627,412
   New Era of Networks, Inc. +                                17,900       545,950
   Object Design, Inc. +                                      38,700       232,200
   Parametric Technology Corp. +                              14,800       401,450
   PeopleSoft, Inc. +                                         14,800       695,600
   PLATINUM Technology, Inc. +                                18,100       516,981

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
Computers (cont'd)
   Radiant Systems, Inc. +                                    31,600   $   458,200
   Tecnomatix Technologies, Ltd. +                            13,400       268,000
   Transactions Systems Architects, Inc. Class A +            13,600       523,600
   Vantive Corp. +                                            14,300       293,150
   Women.ComNetworks +#+                                      75,988       250,001
                                                                       -----------
                                                                         8,615,681
                                                                       -----------
Consumer Non-Durables (3.3%)
   Central Garden & Pet Co. +                                 17,000       529,125
   Coinmach Laundry Corp. +                                   10,000       236,250
   Jostens, Inc.                                              22,900       552,462
   Westpoint Stevens, Inc. +                                  13,100       432,300
                                                                       -----------
                                                                         1,750,137
                                                                       -----------
Consumer Services (1.0%)
   Service Experts, Inc. +                                    15,500       534,750
                                                                       -----------
Distribution (0.8%)
   Transportation Components, Inc. +                          44,700       419,062
                                                                       -----------
Electric Utilities (0.8%)
   AES Corp. +                                                8,500        446,781
                                                                       -----------
Electronics (7.4%)
   Avant! Corp. +                                             25,500       631,125
   Cable Design Technologies, Inc. +                          5,100        105,187
   Linear Technology Corp.                                    6,000        361,875
   Maxim Integrated Products, Inc. +                          24,000       760,500
   Sanmina Corp. +                                            7,500        325,312
   Uniphase Corp. +                                           12,400       778,487
   Vitesse Semiconductor Corp. +                              19,400       598,975
   Xilinx, Inc. +                                             12,500       425,000
                                                                       -----------
                                                                         3,986,461
                                                                       -----------
Energy (1.7%)
   Forcenergy, Inc. +                                         18,600       331,313
   KCS Energy, Inc.                                           18,600       212,738
   Stone Energy Corp. +                                       10,900       387,631
                                                                       -----------
                                                                           931,682
                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
Environmental Services (1.9%)
   American Disposal Services, Inc. +                         10,900   $   510,938
   USA Waste Services, Inc. +                                 10,200       503,625
                                                                       -----------
                                                                         1,014,563
                                                                       -----------
Financial Services (7.5%)
   Amerin Corp. +                                             13,500       394,031
   AMVESCAP PLC ADR                                           9,700        476,513
   Life Re Corp.                                              7,200        590,400
   Mid Ocean, Ltd.                                            6,700        525,950
   Nationwide Financial Services, Inc.                        10,000       510,000
   Reinsurance Group of America, Inc.                         8,000        410,500
   Sirrom Capital Corp.                                       21,200       551,200
   SunAmerica, Inc.                                           10,000       574,375
                                                                       -----------
                                                                         4,032,969
                                                                       -----------
Food, Beverages & Tobacco (0.8%)
   Consolidated Cigar Holdings, Inc. +                        34,300       420,175
                                                                       -----------
Healthcare (3.6%)
   Advanced Paradigm, Inc. +                                  16,300       599,025
   Mentor Corp.                                               15,900       385,575
   Quorum Health Group, Inc. +                                18,500       490,250
   Steris Corp. +                                             7,000        445,156
                                                                       -----------
                                                                         1,920,006
                                                                       -----------
Leisure & Entertainment (5.3%)
   Coach USA, Inc. +                                          14,500       661,563
   N2K, Inc. +#+                                              25,000       490,625
   Premier Parks, Inc. +                                      10,200       679,575
   Signature Resorts, Inc. +                                  34,600       570,900
   Vistana, Inc. +                                            23,600       433,650
                                                                       -----------
                                                                         2,836,313
                                                                       -----------
Lodging & Restaurants (0.9%)
   Garden Fresh Restaurant Corp. +                            26,700       480,600
                                                                       -----------
Metals & Mining (1.1%)
   Metals USA, Inc. +                                         35,400       610,650
                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
Oil Services (1.6%)
   Petroleum Geo Services ADR +                               22,000   $   671,000
   Pride International, Inc. +                                11,200       189,700
                                                                       -----------
                                                                           860,700
                                                                       -----------
Pharmaceuticals (5.3%)
   Alkermes Inc. +                                            27,300       487,988
   Aviron +                                                   13,200       411,675
   Gilead Sciences, Inc. +                                    12,800       410,400
   INCYTE Pharmaceuticals, Inc. +                             15,300       522,113
   PharMerica, Inc. +                                         45,000       542,813
   Watson Pharmaceuticals, Inc. +                             10,300       480,881
                                                                       -----------
                                                                         2,855,870
                                                                       -----------
Publishing (1.3%)
   Petersen Companies, Inc. Class A +                         18,500       474,063
   Scholastic Corp. +                                         5,500        219,313
                                                                       -----------
                                                                           693,376
                                                                       -----------
Real Estate (2.6%)
   AMB Property Corp.                                         19,600       480,200
   CB Richard Ellis Services, Inc. +                          14,300       478,156
   Fairfield Communities, Inc. +                              22,000       422,125
                                                                       -----------
                                                                         1,380,481
                                                                       -----------
Retail (7.0%)
   Borders Group, Inc. +                                      13,900       514,300
   K & G Men's Center, Inc.                                   12,200       276,025
   Payless ShoeSource, Inc. +                                 5,800        427,388
   Profitt's Inc. +                                           12,200       492,575
   Rite Aid Corp.                                             14,900       559,681
   software.Net Corp. +                                       5,200         99,450
   Stage Stores, Inc. +                                       4,900        221,725
   Staples, Inc. +                                            25,500       737,906
   Whole Foods Market, Inc. +                                 7,100        429,550
                                                                       -----------
                                                                         3,758,600
                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
Telecommunications & Equipment (5.9%)
   Cisco Systems, Inc. +                                      6,250    $   575,391
   Intermedia Communications of Florida, Inc. +               18,200       763,263
   Loral Space & Communications, Ltd. +                       14,600       412,450
   McLeodUSA, Inc. Class A +                                  14,200       552,025
   Newbridge Networks Corp. +                                 16,600       397,363
   Paging Network, Inc. +                                     34,600       484,400
                                                                       -----------
                                                                         3,184,892
                                                                       -----------
Transportation (1.7%)
   Greyhound Lines, Inc. +                                    78,000       472,875
   Swift Transportation Co., Inc. +                           22,400       443,800
                                                                       -----------
                                                                           916,675
                                                                       -----------
TOTAL COMMON STOCK
(Cost $42,498,247)                                                      50,292,624
                                                                       -----------

                                                                 PAR         VALUE
                                                                 ---         -----
REPURCHASE AGREEMENT (10.4%)
Repurchase agreement with State Street Bank & Trust Co.
 dated 06/30/98 at 5.75% to be repurchased at $5,599,897.07
 on 07/01/98. (Collateralized by a pro rata amount of
 U.S. Treasury Notes ranging in par values from $35,760,000
 - $50,000,000, 6.875% - 8.125%, 08/15/21 - 08/15/25.
 Market value of collateral is $5,711,023.)                   5,599,980     5,599,000
                                                                          -----------
TOTAL INVESTMENTS (104.2%)
 (Cost $48,097,247*)                                                       55,891,624
                                                                          -----------
LIABILITIES IN EXCESS OF OTHER ASSETS (4.2%)                               (2,234,590)
                                                                          -----------
NET ASSETS (100.0%) (applicable to 4,284,098 shares
 outstanding)                                                             $53,657,034
                                                                          ===========
NET ASSET VALUE, Offering and redemption price per share
 ($53,657,034 divided by 4,284,098)                                       $     12.52
                                                                          ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------

+ Non-income producing security.
# Restricted security.
+ Not readily marketable security.
* Cost for federal income tax purposes is $48,176,212.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF NET ASSETS
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES     VALUE
                                                              ------     -----
COMMON STOCK (86.0%)
Aerospace & Defense (4.4%)
   Gulfstream Aerospace Corp. +                               2,300    $  106,950
   Litton Industries, Inc. +                                    750        44,250
   Lockheed Martin Corp.                                        650        68,819
   Raytheon Co. Class A                                       2,950       169,994
                                                                       ----------
                                                                          390,013
                                                                       ----------
Banks & Savings & Loans (3.8%)
   Bank of New York Co., Inc.                                   900        54,619
   Citicorp                                                   1,350       201,487
   First Chicago NBD Corp.                                      900        79,762
                                                                       ----------
                                                                          335,868
                                                                       ----------
Building & Building Materials (1.5%)
   USG Corp.                                                  2,400       129,900
                                                                       ----------
Business Services (1.4%)
   Block (H&R), Inc.                                            850        35,806
   Deluxe Corp.                                                 900        32,231
   WPP Group PLC                                              8,800        57,667
                                                                       ----------
                                                                          125,704
                                                                       ----------
Capital Equipment (4.1%)
   AlliedSignal, Inc.                                         1,500        66,562
   American Standard Co., Inc. +                              1,500        67,031
   Caterpillar, Inc.                                            700        37,012
   Emerson Electric Co.                                         950        57,356
   Harnischfeger Industries, Inc.                             1,200        33,975
   ITT Industries, Inc.                                       2,700       100,912
                                                                       ----------
                                                                          362,848
                                                                       ----------
Chemicals (2.5%)
   Ferro Corp.                                                1,750        44,297
   Rhone Poulenc SA Series A ADR                              1,750        98,328
   Union Carbide Corp.                                        1,550        82,731
                                                                       ----------
                                                                          225,356
                                                                       ----------
Computers (5.2%)
   Compaq Computer Corp.                                      6,300       178,762
   International Business Machines Corp.                      1,500       172,219
   Sun Microsystems, Inc. +                                   1,700        73,844
   Teradyne, Inc. +                                           1,400        37,450
                                                                       ----------
                                                                          462,275
                                                                       ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              NUMBER
                                                                OF
                                                              SHARES     VALUE
                                                              ------     -----
Conglomerates (3.0%)
   Harsco Corp.                                               2,300    $  105,369
   TRW, Inc.                                                  1,600        87,400
   United Technologies Corp.                                    850        78,625
                                                                       ----------
                                                                          271,394
                                                                       ----------
Consumer Durables (4.3%)
   Chrysler Corp.                                             3,200       180,400
   Ford Motor Co.                                             2,100       123,900
   Maytag Corp.                                                 650        32,094
   Philips Electronics NV                                       600        51,000
                                                                       ----------
                                                                          387,394
                                                                       ----------
Consumer Non-Durables (2.3%)
   Premark International, Inc.                                3,200       103,200
   Rubbermaid, Inc.                                           2,100        69,694
   Unilever NV                                                  450        35,522
                                                                       ----------
                                                                          208,416
                                                                       ----------
Electronics (1.0%)
   Dallas Semiconductor Corp.                                   900        27,900
   Motorola, Inc.                                               900        47,306
   National Semiconductor Corp.                               1,100        14,506
                                                                       ----------
                                                                           89,712
                                                                       ----------
Energy (5.8%)
   British Petroleum Co. PLC ADR                              2,711       239,246
   Burlington Resources, Inc.                                 1,800        77,512
   Occidental Petroleum Corp.                                 2,600        70,200
   Total SA ADR                                               2,000       130,750
                                                                       ----------
                                                                          517,708
                                                                       ----------
Environmental Services (1.3%)
   USA Waste Services, Inc.                                   2,400       118,500
                                                                       ----------
Financial Services (10.3%)
   American Express Co.                                         400        45,600
   Associates First Capital Corp. Class A                       514        39,514
   Fannie Mae                                                 1,400        85,050
   FINOVA Group, Inc.                                         1,450        82,106
   Freddie Mac                                                1,100        51,769
   Lehman Brothers Holdings, Inc.                               750        58,172
   MBIA, Inc.                                                 1,700       127,287

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              NUMBER
                                                                OF
                                                              SHARES     VALUE
                                                              ------     -----
Financial Services (cont'd)
   Provident Companies, Inc.                                  1,550    $   53,475
   Terra Nova (Bermuda) Holdings, Ltd. Class A                1,150        36,081
   The PMI Group, Inc.                                        3,550       260,481
   Travelers Group, Inc.                                        600        36,375
   Travelers Property Casualty Corp.                            900        38,587
                                                                       ----------
                                                                          914,497
                                                                       ----------
Food, Beverages & Tobacco (4.7%)
   Anheuser-Busch Companies, Inc.                             2,850       134,484
   Corn Products International, Inc. +                        1,450        49,119
   Keebler Foods Co. +                                        2,150        59,125
   Philip Morris Companies, Inc.                              2,000        78,750
   Ralston Purina Group                                         400        46,725
   Sara Lee Corp.                                               850        47,547
                                                                       ----------
                                                                          415,750
                                                                       ----------
Healthcare (6.3%)
   Baxter International, Inc.                                 1,750        94,172
   Foundation Health Systems, Inc. Class A +                  2,400        63,300
   Tenet Healthcare Corp. +                                   1,650        51,562
   Trigon Healthcare, Inc. +                                  3,050       110,372
   United HealthCare Corp.                                    1,800       114,300
   Wellpoint Health Networks, Inc. +                          1,700       125,800
                                                                       ----------
                                                                          559,506
                                                                       ----------
Industrial Manufacturing & Processing (1.5%)
   UNOVA, Inc.                                                6,300       135,450
                                                                       ----------
Leisure & Entertainment (1.7%)
   Polaroid Corp.                                             4,350       154,697
                                                                       ----------
Metals & Mining (0.7%)
   Alumax, Inc.                                                 261        12,104
   Aluminum Company of America                                  750        49,453
                                                                       ----------
                                                                           61,557
                                                                       ----------
Office Equipment & Supplies (0.4%)
   Pitney Bowes, Inc.                                           800        38,500
                                                                       ----------
Oil Services (0.9%)
   Noble Drilling Corp. +                                     1,850        44,516
   R & B Falcon Corp. +                                       1,431        32,376
                                                                       ----------
                                                                           76,892
                                                                       ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              NUMBER
                                                                OF
                                                              SHARES     VALUE
                                                              ------     -----
Pharmaceuticals (1.9%)
   Merck & Co., Inc.                                          1,250    $  167,188
                                                                       ----------
Publishing (0.5%)
   Donnelley (R.R.) & Sons, Inc.                                900        41,175
                                                                       ----------
Real Estate (0.5%)
   Equity Residential Properties Trust REIT                     900        42,694
                                                                       ----------
Retail (6.7%)
   Consolidated Stores Corp. +                                2,400        87,000
   Federated Department Stores, Inc. +                        3,650       196,416
   May Department Stores Co.                                  1,300        85,150
   Neiman-Marcus Group, Inc. +                                  950        41,266
   Payless ShoeSource, Inc. +                                   628        46,276
   Profitt's Inc. +                                             950        38,356
   Rite Aid Corp.                                               300        11,269
   Sears Roebuck and Co.                                      1,500        91,594
                                                                       ----------
                                                                          597,327
                                                                       ----------
Telecommunications & Equipment (6.1%)
   ALLTEL Corp.                                                 600        27,900
   Ameritech Corp.                                            1,800        80,775
   AT&T Corp.                                                 2,200       125,675
   Bell Atlantic Corp.                                        3,000       136,875
   BellSouth Corp.                                            1,100        73,838
   Loral Space & Communications, Ltd. +                       1,400        39,550
   SBC Communications, Inc.                                   1,400        56,000
                                                                       ----------
                                                                          540,613
                                                                       ----------
Transportation (1.1%)
   Burlington Northern Santa Fe Corp.                           500        49,094
   CSX Corp.                                                  1,000        45,500
                                                                       ----------
                                                                           94,594
                                                                       ----------
Utilities-Electric (2.1%)
   Allegheny Energy, Inc.                                     1,850        55,731
   American Electric Power Co., Inc.                          1,000        45.375
   Illinova Corp.                                             1,100        33,000
   Wisconsin Energy Corp.                                     1,800        54,675
                                                                       ----------
                                                                          188,781
                                                                       ----------
TOTAL COMMON STOCK (Cost $7,276,309)                                    7,654,309
                                                                       ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES     VALUE
                                                              ------     -----
PREFERRED STOCK (1.6%)
Capital Equipment (0.7%)
   Ingersoll-Rand Co. Series G 0.78% (Convertible 5/15/01),
     PRIDES                                                   3,100    $   62,388
                                                                       ----------
                                                                           62,388
                                                                       ----------
Communications & Media (0.7%)
   AirTouch Communications, Inc. Series B 6% (Convertible)
     (Callable 08/16/99 @ $35.96)                             1,278        61,664
                                                                       ----------
                                                                           61,664
                                                                       ----------
Real Estate (0.2%)
   Equity Residential Properties Series G 7.25%
     (Convertible) (Callable 09/15/02 @ $25.91) REIT            800        19,400
                                                                       ----------
TOTAL PREFERRED STOCK (Cost $136,196)                                     143,452
                                                                       ----------


                                                               PAR
                                                              (000)
                                                              -----
BONDS (0.8%)
   Diamond Offshore Drilling, Inc. 3.75%, 2/15/07                40        46,400
   National Semiconductor Corp. 6.50%, 10/01/02                  30        27,525
                                                                       ----------
TOTAL CONVERTIBLE BONDS (Cost $78,571)                                     73,925
                                                                       ----------
REPURCHASE AGREEMENT (12.8%)
 Repurchase agreement with State Street Bank & Trust Co.
 dated 06/30/98 at 5.75% to be repurchased at $1,142,182
 on 07/01/98. Collateralized by a pro rata amount of
 U.S. Treasury Notes ranging in par values from
 $35,760,000 - $50,000,000, 6.875% - 8.125%,
 08/15/21 - 08/15/25. Market value of collateral is
 $1,164,849.) (Cost $1,142,000)                               1,142     1,142,000
                                                                       ----------
TOTAL INVESTMENTS (101.2%) (Cost $8,633,076*)                           9,013,686
                                                                       ----------
LIABILITIES IN EXCESS OF OTHER ASSETS (1.2%)                             (111,876)
                                                                       ----------
NET ASSETS (100.0%) (applicable to 766,903 shares
outstanding)                                                           $8,901,810
                                                                       ==========
NET ASSET VALUE, Offering and redemption price per share
($8,901,810 divided by 766,903)                                        $    11.61
                                                                       ==========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                      REIT = Real Estate Investment Trust
       PRIDES = Preferred Redeemable Increased Dividends Equity Security
--------------------------------------------------------------------------------
+ Non-income producing security.
* Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF NET ASSETS
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                              SHARES      VALUE
                                                              ------      -----
COMMON STOCK (72.0%)
Argentina (4.1%)
   Banco de Galicia & Buenos Aires SA ADR                         600   $   10,950
   Telefonica de Argentina SA ADR                                 300        9,731
   YPF SA ADR                                                     820       24,651
                                                                        ----------
                                                                            45,332
                                                                        ----------
Australia (0.3%)
   Novus Petroleum, Ltd.                                        2,500        3,096
                                                                        ----------
Brazil (4.8%)
   CIA de Saneamento Basico do Estado de Sao Paulo            137,300       16,501
   Companhia de Eletricidad do Estado da Bahia                309,000       11,782
   Telecomunicacoes Brasileiras SA                            115,090        9,155
   Uniao de Bancos Brasileriros SA GDR                            500       14,750
                                                                        ----------
                                                                            52,188
                                                                        ----------
Chile (4.1%)
   Banco de Santander Chile ADR                                 1,900       24,462
   Supermercados Unimarc SA ADR                                 2,700       20,925
                                                                        ----------
                                                                            45,387
                                                                        ----------
China (2.3%)
   Cosco Pacific, Ltd.                                         54,000       19,339
   Guangshen Railway Co., Ltd. ADR                                900        6,131
                                                                        ----------
                                                                            25,470
                                                                        ----------
Croatia (1.5%)
   Pliva GDR                                                    1,000       16,175
                                                                        ----------
Greece (4.7%)
   Hellenic Petroleum SA +                                      1,950       15,925
   STET Hellas Telecomunications SA ADR +                         860       35,690
                                                                        ----------
                                                                            51,615
                                                                        ----------
Honk Kong (6.3%)
   First Pacific Co., Ltd.                                     40,000       16,777
   HSBC Holdings PLC                                              800       19,565
   Smartone Telecommunications                                  5,000       12,196
   Wing Hang Bank, Ltd.                                        15,000       20,036
                                                                        ----------
                                                                            68,574
                                                                        ----------
India (1.5%)
   State Bank of India, Ltd. GDR                                1,400       16,520
                                                                        ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                              SHARES      VALUE
                                                              -------   ----------
COMMON STOCK (cont'd)
                                                              SHARES      VALUE
                                                              ------      -----
Indonesia (0.9%)
   P.T. Telekomunikasi Indonesia ADR                            1,700   $    9,881
                                                                        ----------
Israel (8.1%)
   Blue Square Israel Co., Ltd. ADR                             1,191       18,386
   ECI Telecommunications, Ltd.                                   550       20,831
   Formula Systems, Ltd. ADR +                                    100        3,488
   Formula Systems, Ltd. +                                        100        3,498
   Orbotech, Ltd.                                                 960       34,920
   Teva Pharmaceutical Industries, Ltd. ADR                       208        7,319
                                                                        ----------
                                                                            88,442
                                                                        ----------
Kazakhstan (2.9%)
   Hurricane Hydrocarbons, Ltd. + (USA)                           800        3,850
   Hurricane Hydrocarbons, Ltd. + (CAN)                         5,700       27,521
                                                                        ----------
                                                                            31,371
                                                                        ----------
Luxembourg (1.6%)
   Millicom International Cellular SA ADR                         400       17,500
                                                                        ----------
Mexico (9.3%)
   Cintra SA                                                   28,000       25,862
   Consorcio Hogar SA de CV Series B +                         16,000       14,244
   Fomento Economico Mexicano SA de CV ADR +                      800       25,200
   Grupo Industrial Durango SA ADR                              1,540       13,764
   Grupo Industrial Saltillo SA de CV                           5,000       16,693
   Panamerican Beverages, Inc. Class A                            200        6,288
                                                                        ----------
                                                                           102,051
                                                                        ----------
Poland (2.8%)
   Bank Slaski SA                                                 453       30,399
                                                                        ----------
Portugal (2.3%)
   Banco Mello SA                                                 800        9,861
   Mota e Companhia SA                                            900       15,201
                                                                        ----------
                                                                            25,062
                                                                        ----------
Russia (0.8%)
   LUKoil Holding +                                             1,100        9,405
                                                                        ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCK (cont'd)
                                                              SHARES      VALUE
                                                              ------      -----
Singapore (4.4%)
   DBS Land, Ltd.                                               8,000   $    6,629
   Development Bank of Singapore, Ltd.                          4,500       24,904
   Keppel Bank                                                 11,000        9,050
   Keppel Land Ltd.                                             8,000        7,340
                                                                        ----------
                                                                            47,923
                                                                        ----------
South Africa (0.8%)
   Sappi, Ltd. +                                                2,400        9,066
                                                                        ----------
South Korea (2.0%)
   L.G. Electronics                                                30          246
   Samsung Display Devices co.                                    244        6,664
   Samsung Heavy Industries Co., Ltd.                           3,080       15,366
                                                                        ----------
                                                                            22,276
                                                                        ----------
Thailand (2.4%)
   Hana Microelectronics Public Co., Ltd.                       9,800       25,021
   Siam Cement Co., Ltd.                                          200          965
                                                                        ----------
                                                                            25,986
                                                                        ----------
Turkey (1.7%)
   Turkiye Is Bankasi AS Class C                              206,125        8,318
   Yapi Ve Kredi Bankasi AS                                   386,640        9,869
                                                                        ----------
                                                                            18,187
                                                                        ----------
United Kingdom (2.4%)
   London Forfaiting Co. PLC                                    1,700        7,729
   Standard Chartered Bank PLC                                  1,600       18,180
                                                                        ----------
                                                                            25,909
                                                                        ----------
TOTAL COMMON STOCKS (Cost $911,065)                                     $  787,815
                                                                        ----------
PREFERRED STOCK (9.6%)
Brazil (8.1%)
   Companhia Vale do Rio Doce Class A                             300        6,095
   Petroleo Brasileiro SA                                      78,900       14,667
   Telecomunicacoes do Parna SA                                54,000       13,540
   Telerj Celullar                                            470,000       27,953
   Telesp Celular SA                                          310,000       25,730
                                                                        ----------
                                                                            87,985
                                                                        ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF NET ASSETS (cont'd)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                              SHARES      VALUE
                                                              ------      -----
PREFERRED STOCK (cont'd)
Russia (0.3%)
   LUKoil Holding                                                 800   $    2,960
                                                                        ----------
South Korea (1.2%)
   LG Electronics                                               1,700        3,702
   Samsung Display Devices Co.                                    900        9,636
                                                                        ----------
                                                                            13,338
                                                                        ----------
TOTAL PREFERRED STOCK (Cost $128,589)                                      104,283
                                                                        ----------
RIGHTS AND WARRANTS (0.0%)
Brazil (0.0%)
   Telecomunicacoes do Parana SA Rts., 07/08/98                 1,824            0
                                                                        ----------
TOTAL RIGHTS AND WARRANTS (Cost $0)                                              0
                                                                        ----------

                                                               PAR
                                                              (000)
                                                              -----
CORPORATE BONDS (2.4%)
Philippines (1.3%)
   Metro Pacific Capital 2.50%, 4/11/03                         18        14,294
                                                                      ----------
South Korea (1.1%)
   Ssangyong Refining Co., Ltd. 3.75%, 12/31/08                 15        11,700
                                                                      ----------
TOTAL CORPORATE BONDS (Cost $23,172)                                      25,994
                                                                      ----------
REPURCHASE AGREEMENTS (18.5%)
 Repurchase agreement with State Street Bank & Trust Co.
   dated 06/30/98 at 5.75% to be repurchased at $202,032 on
   07/01/98. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $35,760,000 - $50,000,000, 6.875% - 8.125%,
   08/15/21 - 08/15/25. Market value of collateral is
   $202,042.) (Cost $202,000)                                  202       202,000
                                                                      ----------
TOTAL INVESTMENTS (102.5%) (Cost $1,264,826*)                          1,120,092
LIABILITIES IN EXCESS OF OTHER ASSETS (2.5%)                             (27,352)
                                                                      ----------
NET ASSETS (100.0%) (applicable to 114,679 shares
outstanding)                                                          $1,092,740
                                                                      ==========
NET ASSET VALUE, Offering and redemption price per share
($1,092,740 divided by 114,679)                                       $     9.53
                                                                      ==========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                        GDR = Global Depository Receipt
--------------------------------------------------------------------------------

+ Non-income producing security.

* Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                   INTERNATIONAL   SMALL COMPANY    POST-VENTURE    GROWTH &     EMERGING
                                      EQUITY           GROWTH         CAPITAL        INCOME      MARKETS
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
                                   -------------   -------------    ------------   ---------    ---------
INVESTMENT INCOME:
   Dividends                        $ 4,857,748     $ 1,220,301      $   44,008     $ 36,991     $ 15,508
   Interest                             610,689       1,130,557          94,237       18,982        7,952
   Foreign taxes withheld              (473,704)              0               0       (1,131)      (2,393)
                                    -----------     -----------      ----------     --------     --------
     Total investment income          4,994,733       2,350,858         138,245       54,842       21,067
                                    -----------     -----------      ----------     --------     --------
EXPENSES:
   Investment advisory                1,878,255       3,184,985         255,988       18,095        5,431
   Administrative services              401,191         682,035          40,958        6,528        1,443
   Audit                                  9,025           8,529           8,529        5,951        5,951
   Custodian/Sub-custodian              153,480          64,150          16,882       15,555        1,019
   Directors                              1,006             927             893          860          893
   Insurance                              2,283           3,273             271         (570)         330
   Interest                                 743           1,092              62           26            0
   Legal                                 16,756          16,733           1,767        1,456        1,488
   Offering/Organizational costs          6,170           6,149          13,566       14,774       12,397
   Printing                               4,807           5,813           4,358        2,966        1,699
   Registration                              50              (8)            (33)           0           50
   Transfer agent                           704           1,640           1,548          406          318
   Miscellaneous                         16,039           8,119           2,784          656        1,483
                                    -----------     -----------      ----------     --------     --------
                                      2,490,509       3,983,437         347,573       66,703       32,502
   Less fees waived, expenses
     reimbursed and transfer
     agent offsets                       (8,773)        (15,388)        (60,867)     (42,577)     (24,899)
                                    -----------     -----------      ----------     --------     --------
     Total expenses                   2,481,736       3,968,049         286,706       24,126        7,603
                                    -----------     -----------      ----------     --------     --------
       Net investment income
        (loss)                        2,512,997      (1,617,191)       (148,461)      30,716       13,464
                                    -----------     -----------      ----------     --------     --------
NET REALIZED AND UNREALIZED GAIN
 FROM INVESTMENTS AND FOREIGN
 CURRENCY RELATED ITEMS:
   Net realized gain from
     security and other related
     transactions                    17,818,003      16,147,062         505,667       66,183       76,543
   Net realized gain (loss) from
     foreign currency related
     items                            6,550,347               0               0          (51)      (3,776)
   Net change in unrealized
     appreciation (depreciation)
     from investments and foreign
     currency related items          18,465,886      17,659,559       4,369,405      312,614     (144,748)
                                    -----------     -----------      ----------     --------     --------
       Net realized and
        unrealized gain (loss)
        from investments and
        foreign currency related
        items                        42,834,236      33,806,621       4,875,072      378,746      (71,981)
                                    -----------     -----------      ----------     --------     --------
Net increase (decrease) in net
 assets resulting from operations   $45,347,233     $32,189,430      $4,726,611     $409,462     $(58,517)
                                    ===========     ===========      ==========     ========     ========

                See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                      INTERNATIONAL EQUITY
                                                                            PORTFOLIO
                                                              -------------------------------------
                                                                 FOR THE
                                                               SIX MONTHS
                                                                  ENDED                FOR THE
                                                              JUNE 30, 1998          YEAR ENDED
                                                               (UNAUDITED)        DECEMBER 31, 1997
                                                              -------------       -----------------
FROM OPERATIONS:
   Net investment income (loss)                               $  2,512,997          $  2,371,553
   Net realized gain (loss) from security and other related
     transactions                                               17,818,003           (18,668,797)
   Net realized gain (loss) from foreign currency related
     items                                                       6,550,347            11,010,785
   Net change in unrealized appreciation (depreciation) from
     investments and foreign currency related items             18,465,886            (7,070,165)
                                                              ------------          ------------
       Net increase (decrease) in net assets resulting from
        operations                                              45,347,233           (12,356,624)
                                                              ------------          ------------
FROM DISTRIBUTIONS:
   Dividends from net investment income                                  0              (305,296)
   Distributions in excess of net investment income                      0                     0
   Return of capital                                                     0                     0
   Distributions in excess of realized capital gains                     0           (21,970,160)
                                                              ------------          ------------
       Net decrease in net assets from distributions                     0           (22,275,456)
                                                              ------------          ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                175,167,292           169,935,030
   Reinvested dividends                                                  0            22,275,452
   Net asset value of shares redeemed                         (166,686,614)         (108,567,703)
                                                              ------------          ------------
       Net increase in net assets from capital share
        transactions                                             8,480,678            83,642,779
                                                              ------------          ------------
       Net increase in net assets                               53,827,911            49,010,699
NET ASSETS:
   Beginning of period                                         347,228,982           298,218,283
                                                              ------------          ------------
   End of period                                              $401,056,893          $347,228,982
                                                              ============          ============
Undistributed net investment income                           $  8,160,544          $   (902,800)
                                                              ============          ============

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                               EMERGING MARKETS
      SMALL COMPANY GROWTH                POST-VENTURE CAPITAL                    GROWTH & INCOME                  PORTFOLIO
            PORTFOLIO                           PORTFOLIO                            PORTFOLIO                -------------------
---------------------------------   ---------------------------------   -----------------------------------     FOR THE PERIOD
   FOR THE                             FOR THE                             FOR THE        FOR THE PERIOD       DECEMBER 31, 1997
 SIX MONTHS                          SIX MONTHS                          SIX MONTHS      OCTOBER 31, 1997      (COMMENCEMENT OF
    ENDED            FOR THE            ENDED            FOR THE            ENDED        (COMMENCEMENT OF     OPERATIONS) THROUGH
JUNE 30, 1998      YEAR ENDED       JUNE 30, 1998      YEAR ENDED       JUNE 30, 1998   OPERATIONS) THROUGH      JUNE 30, 1998
 (UNAUDITED)    DECEMBER 31, 1997    (UNAUDITED)    DECEMBER 31, 1997    (UNAUDITED)     DECEMBER 31, 1997        (UNAUDITED)
-------------   -----------------   -------------   -----------------   -------------   -------------------   -------------------
$ (1,617,191)     $ (2,695,081)      $  (148,461)      $  (230,112)      $   30,716         $    5,697            $   13,464
  16,147,062         1,317,196           505,667          (179,000)          66,183             (8,068)               76,543
                             0                 0                 0              (51)                 0                (3,776)
  17,659,559        80,858,786         4,369,405         3,246,410          312,614             67,978              (144,748)
------------      ------------       -----------       -----------       ----------         ----------            ----------
  32,189,430        79,480,901         4,726,611         2,837,298          409,462             65,607               (58,517)
------------      ------------       -----------       -----------       ----------         ----------            ----------
           0                 0                 0            (4,291)               0             (5,697)                    0
           0                 0                 0              (129)               0                  0                     0
           0                 0                 0                 0                0             (4,497)                    0
           0                 0                 0                 0                0                  0                     0
------------      ------------       -----------       -----------       ----------         ----------            ----------
           0                 0                 0            (4,420)               0            (10,194)                    0
------------      ------------       -----------       -----------       ----------         ----------            ----------
 207,173,244       473,863,814        56,731,558        67,627,302        7,225,905          1,927,534             1,150,269
           0                 0                 0             4,420                0             10,194                     0
(162,852,519)     (226,348,615)      (38,321,324)      (52,343,943)        (726,698)                 0                  (112)
------------      ------------       -----------       -----------       ----------         ----------            ----------
  44,320,725       247,515,199        18,410,234        15,287,779        6,499,207          1,937,728             1,150,157
------------      ------------       -----------       -----------       ----------         ----------            ----------
  76,510,155       326,996,100        23,136,845        18,120,657        6,908,669          1,993,141             1,091,640
 666,393,657       339,397,557        30,520,189        12,399,532        1,993,141                  0                 1,100
------------      ------------       -----------       -----------       ----------         ----------            ----------
$742,903,812      $666,393,657       $53,657,034       $30,520,189       $8,901,810         $1,993,141            $1,092,740
============      ============       ===========       ===========       ==========         ==========            ==========
$          0      $          0       $         0       $         0       $   30,665         $        0            $    9,688
============      ============       ===========       ===========       ==========         ==========            ==========

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                              FOR THE SIX    FOR THE YEAR ENDED       JUNE 30, 1995
                                             MONTHS ENDED       DECEMBER 31,        (COMMENCEMENT OF
                                             JUNE 30, 1998   -------------------   OPERATIONS) THROUGH
                                              (UNAUDITED)      1997       1996      DECEMBER 31, 1995
                                             -------------     ----       ----     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.49      $  11.48   $  10.65         $ 10.00
                                               --------      --------   --------         -------
   Income from Investment Operations:
   Net Investment Income                           0.08          0.10       0.00            0.03
   Net Gain (Loss) from Securities and
     Foreign Currency Related Items (both
     realized and unrealized)                      1.31         (0.37)      1.06            0.70
                                               --------      --------   --------         -------
       Total From Investment Operations            1.39         (0.27)      1.06            0.73
                                               --------      --------   --------         -------
   Less Distributions:
   Dividends from Net Investment Income            0.00         (0.01)     (0.06)          (0.01)
   Distributions in Excess of Net
     Investment Income                             0.00          0.00      (0.10)          (0.07)
   Distributions from Realized Gains               0.00          0.00      (0.06)           0.00
   Distributions in Excess of Realized
     Gains                                         0.00         (0.71)     (0.01)           0.00
                                               --------      --------   --------         -------
       Total Distributions                         0.00         (0.72)     (0.23)          (0.08)
                                               --------      --------   --------         -------
NET ASSET VALUE, END OF PERIOD                 $  11.88      $  10.49   $  11.48         $ 10.65
                                               ========      ========   ========         =======
Total Return                                      13.25%+       (2.26)%     9.98%           7.30%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)               $401,057      $347,229   $298,218         $64,537
Ratios to average daily net assets:
   Operating expenses                              1.33%*@       1.36%@     1.36%@          1.44%*
   Net investment income                           1.34%*        0.66%      0.64%           0.48%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                        0.00%         0.00%      0.04%           0.77%*
Portfolio Turnover Rate                          105.04%*       78.65%     30.82%           8.31%+

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolios' expenses by .01%, .01% and .00% for the period ending June 30, 1998, and for the years ended December 31, 1997 and 1996, respectively. The Portfolios' operating expense ratio after reflecting these arrangements were 1.32%, 1.35% and 1.36% for the period ending June 30, 1998, and for the years ended December 31, 1997 and 1996, respectively.
+ Non-Annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                     FOR THE PERIOD
                                              FOR THE SIX    FOR THE YEAR ENDED       JUNE 30, 1995
                                             MONTHS ENDED       DECEMBER 31,        (COMMENCEMENT OF
                                             JUNE 30, 1998   -------------------   OPERATIONS) THROUGH
                                              (UNAUDITED)      1997       1996      DECEMBER 31, 1995
                                             -------------   --------   --------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  16.48      $  14.25   $  12.51         $ 10.00
                                               --------      --------   --------         -------
   Income from Investment Operations:
   Net Investment Loss                            (0.03)        (0.07)     (0.06)          (0.01)
   Net Gain on Securities (both realized
     and unrealized)                               0.82          2.30       1.80            2.52
                                               --------      --------   --------         -------
     Total From Investment Operations              0.79          2.23       1.74            2.51
                                               --------      --------   --------         -------
NET ASSET VALUE, END OF PERIOD                 $  17.27      $  16.48   $  14.25         $ 12.51
                                               ========      ========   ========         =======
Total Return                                       4.79%+       15.65%     13.91%          25.10%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)               $742,904      $666,394   $339,398         $97,445
Ratios to average daily net assets:
   Operating expenses                              1.13%*@       1.15%@     1.16%@          1.25%*
   Net investment loss                            (0.46)%*      (0.56)%    (0.66)%         (0.36)%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                        0.00%         0.00%      0.01%           0.25%*
Portfolio Turnover Rate                           61.04%*       92.45%    101.50%          34.25%+

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolios' expenses by .01%, .01% and .00% for the period ending June 30, 1998, and for the years ended December 31, 1997 and 1996, respectively. The Portfolios' operating expense ratio after reflecting these arrangements were 1.12%, 1.14% and 1.16% for the period ending June 30, 1998, and for the years ended December 31, 1997 and 1996, respectively.
+ Non-annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                      FOR THE PERIOD
                                                 FOR THE SIX                        SEPTEMBER 30, 1996
                                                MONTHS ENDED         FOR THE         (COMMENCEMENT OF
                                                JUNE 30, 1998      YEAR ENDED       OPERATIONS) THROUGH
                                                 (UNAUDITED)    DECEMBER 31, 1997    DECEMBER 31, 1996
                                                -------------   -----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 11.06           $  9.76              $ 10.00
                                                   -------           -------              -------
   Income from Investment Operations:
   Net Investment Loss                               (0.01)            (0.08)                0.00
   Net Gain (Loss) from Securities (both
     realized and unrealized)                         1.47              1.38                (0.24)
                                                   -------           -------              -------
     Total From Investment Operations                 1.46              1.30                (0.24)
                                                   -------           -------              -------
NET ASSET VALUE, END OF PERIOD                     $ 12.52           $ 11.06              $  9.76
                                                   =======           =======              =======
Total Return                                         13.20%+           13.34%               (2.40)%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                   $53,657           $30,520              $12,400
Ratios to average daily net assets:
   Operating expenses                                 1.41%*@           1.40%@               1.41%*@
   Net investment income (loss)                      (0.72)%*          (0.75)%               0.80%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                           0.29%*            0.18%                4.16%*
Portfolio Turnover Rate                              41.40%*          238.12%                6.80%+

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolios' expenses by .01%, .00% and .01% for the period ending June 30, 1998, and for the year or period ended December 31, 1997 and 1996, respectively. The Portfolios' operating expense ratio after reflecting these arrangements were 1.40%, 1.40% and 1.40% for the period ending June 30, 1998, and for the year or period ended December 31, 1997 and 1996, respectively.
+ Non-Annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                FOR THE PERIOD
                                                               FOR THE SIX     OCTOBER 31, 1997
                                                              MONTHS ENDED     (COMMENCEMENT OF
                                                              JUNE 30, 1998   OPERATIONS) THROUGH
                                                               (UNAUDITED)     DECEMBER 31, 1997
                                                              -------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.33            $ 10.00
                                                                 -------            -------
   Income from Investment Operations:
   Net Investment Income                                            0.05               0.04
   Net Gain on Securities and Foreign Currency Related Items
     (both realized and unrealized)                                 1.23               0.35
                                                                 -------            -------
     Total From Investment Operations                               1.28               0.39
                                                                 -------            -------
Less Distributions:
   Dividends from Net Investment Income                             0.00              (0.03)
   Return of Capital                                                0.00              (0.03)
                                                                 -------            -------
     Total Distributions                                            0.00              (0.06)
                                                                 -------            -------
NET ASSET VALUE, END OF PERIOD                                   $ 11.61            $ 10.33
                                                                 =======            =======
Total Return                                                       12.39%+             3.89%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                 $ 8,902            $ 1,993
Ratios to average daily net assets:
   Operating expenses                                               1.00%*@            1.00%*@
   Net investment income                                            1.27%*             2.08%*
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                      1.76%*             9.37%*
Portfolio Turnover Rate                                            44.32%*            64.38%*

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements had no effect on the Portfolios' expense ratio.
+ Non-Annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED
                                                              JUNE 30, 1998
                                                               (UNAUDITED)
                                                              -------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.00
                                                                 -------
   Income from Investment Operations:
   Net Investment Income                                            0.12
   Net Gain/(Loss) from Securities and Foreign Currency
     Related Items (both realized and unrealized)                  (0.59)
                                                                 -------
     Total From Investment Operations                              (0.47)
                                                                 -------
NET ASSET VALUE, END OF PERIOD                                   $  9.53
                                                                 =======
Total Return                                                       (4.70)%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                 $ 1,093
Ratios to average daily net assets:
   Operating expenses                                               1.40%*@
   Net investment income                                            2.48%*
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements.                                     4.58%*
Portfolio Turnover Rate                                            30.55%*

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolios' expense ratio.
+ Non-annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Warburg Pincus Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers five investment funds (the "Portfolios"): International Equity Portfolio is a diversified investment fund that seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies that have their principal business activities and interests outside of the U.S.; Small Company Growth Portfolio is a non-diversified investment fund that seeks capital growth by investing in a portfolio of equity securities of small-sized domestic companies; Post-Venture Capital Portfolio is a diversified investment fund that seeks long-term growth of capital by investing primarily in equity securities, of companies considered to be in their post-venture-capital stage of development; Growth & Income Portfolio is a diversified investment fund that seeks long-term growth of capital and income by investing primarily in equity securities;and Emerging Markets Portfolio is a non-diversified investment fund that seeks long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (a) life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants.

  The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

  The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D) the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

  The International Equity Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the imposition of other foreign laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

  A Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose the Trust to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

  When a Portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the Portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain in the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)
  Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  For U.S. federal income tax purposes, realized losses incurred after October 31, 1997, within the fiscal year, are deemed to arise on the first business day of the following fiscal year. The International Equity Portfolio incurred and elected to defer such losses of $25,346,474.

  No provision is made for federal income taxes as it is the Trust's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the Portfolios in connection with the offering of their shares have been deferred and are being amortized over a one year period from the date each Portfolio commenced its operations.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Portfolio, along with other funds advised by Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg") (collectively the "Warburg Funds"), transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements collateralized by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

  The Portfolios, together with other Warburg Funds, have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ("PNC") and an uncommitted line of credit facility with Deutsche Bank, AG ("Deutsche Bank") for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC were amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the uncommitted lines of credit, the Warburg funds will pay interest on borrowings at the bank's base rate plus
 .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any Fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an "International Fund") and twenty-five percent (25%) of the assets of any Fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third percent (33 1/3%) of the net assets of such fund. At June 30, 1998 and during the six months ended June 30, 1998, none of the Portfolios had borrowings under those lines of credit facilities.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the period ended June 30, 1998, the Portfolios received credits or reimbursements under the arrangement as follows:

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

PORTFOLIO                                                     AMOUNT
---------                                                     -------
International Equity                                          $ 8,773
Small Company Growth                                           15,388
Post-Venture Capital                                            1,084
Growth & Income                                                   109
Emerging Markets                                                   21

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

  Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Portfolio's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Portfolio's average daily net assets:

PORTFOLIO                                                         ANNUAL RATE
---------                                                         -----------
International Equity                                   1.00% of average daily net assets
Small Company Growth                                   0.90% of average daily net assets
Post-Venture Capital                                   1.25% of average daily net assets
Growth & Income                                        0.75% of average daily net assets
Emerging Markets                                       1.25% of average daily net assets

  For the year or period ended June 30, 1998, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                      GROSS                      NET           EXPENSE
FUND                               ADVISORY FEE    WAIVER    ADVISORY FEE   REIMBURSEMENTS
----                               ------------   --------   ------------   --------------
International Equity                $1,878,255    $      0    $1,878,255       $      0
Small Company Growth                 3,184,985           0     3,184,985              0
Post-Venture Capital                   255,988     (39,304)      216,684              0
Growth & Income                         18,095     (18,095)            0        (20,754)
Emerging Markets                         5,431      (5,431)            0        (18,795)

  Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for the Post-Venture Capital Portfolio's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and Warburg, Abbott is entitled to a quarterly fee from Warburg at the annual rate of 1.00% of the net asset value of Private Fund Investments, which fee amount or a portion thereof may be waived by Abbott. No compensation is paid by the Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

  Counsellors Funds Service, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp. ("PNC"), serve as each Portfolio's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Portfolio's average daily net assets. For the period ended June 30, 1998, administrative services fees earned by CFSI were as follows:

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

FUND                                                          CO-ADMINISTRATION FEE
----                                                          ---------------------
International Equity                                                $187,825
Small Company Growth                                                 353,887
Post-Venture Capital                                                  20,479
Growth & Income                                                        2,413
Emerging Markets                                                         543

  For its administrative services for the Small Company Growth Portfolio and the Post-Venture Capital Portfolio, PFPC currently receives a fee calculated at an annual rate of .10% on each Portfolio's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion. For the International Equity Portfolio and the Emerging Markets Portfolio, PFPC receives a fee calculated at an annual rate of .12% on the Portfolio's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets and .05% of the average daily net assets over $750 million. For the Growth & Income Portfolio, PFPC receives a fee calculated at an annual rate of .15% on the Portfolio's first $500 million in average daily net assets, .10% on the next $1 billion in average daily net assets and .05% of average daily net assets over $1.5 billion. For the period ended June 30, 1998, adminstrative service fees earned and waived by PFPC were as follows:

                                                                                 NET
FUND                                 CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
----                                 ---------------------   --------   ---------------------
International Equity                       $213,366          $      0         $213,366
Small Company Growth                        328,148                 0          328,148
Post-Venture Capital                         20,479           (20,479)               0
Growth & Income                               4,115            (3,619)             496
Emerging Markets                                900              (652)             248

  Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Warburg, serves as each Portfolio's distributor. No compensation is paid by the Portfolios to CSI for its distribution services.

3. INVESTMENTS IN SECURITIES

  For the period ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) were as follows:

PORTFOLIO                                                 PURCHASES        SALES
---------                                                ------------   ------------
International Equity                                     $198,333,651   $182,017,470
Small Company Growth                                      279,563,502    204,413,359
Post-Venture Capital                                       33,359,360     17,651,535
Growth & Income                                             6,762,138        968,749
Emerging Markets                                            1,485,928        488,726

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  At June 30, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                         NET UNREALIZED
                                            UNREALIZED     UNREALIZED     APPRECIATION
PORTFOLIO                                  APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------                                  ------------   ------------   --------------
International Equity                       $ 53,673,801   $(31,532,848)   $ 22,140,953
Small Company Growth                        184,984,508    (40,397,163)    144,587,345
Post-Venture Capital                          9,946,395     (2,230,983)      7,715,412
Growth & Income                                 531,091       (150,481)        380,610
Emerging Markets                                 45,748       (190,482)       (144,734)

4. FORWARD FOREIGN CURRENCY CONTRACTS

  The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolios will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted daily by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

  At June 30, 1998, the International Equity Portfolio had the following open forward currency contract:

  FORWARD                      FOREIGN                                     UNREALIZED
  CURRENCY     EXPIRATION     CURRENCY       CONTRACT      CONTRACT     FOREIGN EXCHANGE
  CONTRACT        DATE       TO BE SOLD       AMOUNT         VALUE         GAIN/LOSS
  --------     ----------   -------------   -----------   -----------   ----------------
Japanese Yen    08/31/98    4,640,000,000   $34,180,141   $33,741,160       $113,590

5. RESTRICTED SECURITIES

  A summary of the restricted securities held at June 30, 1998 follows:

                              SECURITY          ACQUISITION             MARKET     PERCENTAGE
     PORTFOLIO              DESCRIPTION            DATE        COST      VALUE    OF NET ASSETS
     ---------         ----------------------   -----------   -------   -------   -------------
Post-Venture Capital
 Portfolio             N2K Inc. Series G Pfd.    04/25/97     300,000   490,625      0.91%

6. EQUITY SWAP TRANSACTIONS

  The International Equity Portfolio entered into a Korean equity swap agreement dated March 21, 1997, where the Portfolio receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of Korean common stocks ("Common Stocks").

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

6. EQUITY SWAP TRANSACTIONS -- (CONT'D)
In return, the Portfolio pays quarterly the LIBOR rate (London Interbank Offered
Rate), plus 2.00% per annum on the market value of the Common Stocks ("Notional Amount"). The Notional Amount is marked-to-market on each quarterly reset date. In the event that the Common Stocks decline in value, the Portfolio will be required to pay quarterly, the amount of any depreciation in value from the Notional Amount.

  During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional Amount and the difference between the accrued interest expense and dividend income are recognized as unrealized gain or loss. At the quarterly reset date, the change in value of the Common Stock adjusted for accrued interest expense and dividend income, is recognized as realized gain or loss. At June 30, 1998, the Portfolio no longer held a position in the swap.

7. CAPITAL SHARE TRANSACTIONS

  Each Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share.

  Transactions in shares of each Portfolio were as follows:

                                                               SMALL COMPANY
                       INTERNATIONAL EQUITY PORTFOLIO        GROWTH PORTFOLIO            POST-VENTURE CAPITAL      GROWTH & INCOME
                       ------------------------------   ---------------------------   --------------------------   -------------
                         FOR THE SIX                     FOR THE SIX                   FOR THE SIX                  FOR THE SIX
                        MONTHS ENDED                    MONTHS ENDED                  MONTHS ENDED                 MONTHS ENDED
                        JUNE 30, 1998                   JUNE 30, 1998                 JUNE 30, 1998                JUNE 30, 1998
                         (UNAUDITED)         1997        (UNAUDITED)       1997        (UNAUDITED)       1997       (UNAUDITED)
                       ---------------   ------------   -------------   -----------   -------------   ----------   -------------
Shares sold               14,795,113      13,953,274     12,139,227      31,306,018     4,703,199      6,512,613      637,670
Shares issued to
 shareholders on
 reinvestment of
 dividends                         0       2,160,568              0               0             0            421            0
Shares redeemed          (14,139,953)     (8,988,051)    (9,541,012)    (14,702,808)   (3,177,534)    (5,025,372)     (63,749)
                         -----------      ----------     ----------     -----------    ----------     ----------      -------
Net increase in
 shares outstanding          655,160       7,125,791      2,598,215      16,603,210     1,525,665      1,487,662      573,921
                         ===========      ==========     ==========     ===========    ==========     ==========      =======

                                                EMERGING
                                                 MARKETS
                                           -------------------
                      GROWTH & INCOME
                       -----------------    DECEMBER 31, 1997
                                            (COMMENCEMENT OF
                          FOR THE TWO      OPERATIONS) THROUGH
                         MONTHS ENDED         JUNE 30, 1998
                       DECEMBER 31, 1997       (UNAUDITED)
                       -----------------   -------------------
Shares sold                 191,971              113,590
Shares issued to
 shareholders on
 reinvestment of
 dividends                    1,011                    0
Shares redeemed                   0                  (11)
                            -------              -------
Net increase in
 shares outstanding         192,982              113,579
                            =======              =======

8. LIABILITIES

  At June 30, 1998, the Portfolios had the following affiliated and investment related liabilities:

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                    INTERNATIONAL   SMALL COMPANY   POST-VENTURE                     EMERGING
                                       EQUITY          GROWTH         CAPITAL      GROWTH & INCOME    MARKETS
                                      PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                    -------------   -------------   ------------   ---------------   ---------
Payable for securities purchased
 (at value)                          $2,655,176      $ 1,497,213     $2,310,736       $130,384        $32,021
Investment advisory fee payable         325,227          526,483         44,841              0              0
Administration services fee
 payable                                 32,522           58,498          3,932            663             87

9. NET ASSETS

  At June 30, 1998, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency and equity swap transactions. The International Equity Portfolio reclassified $689,884 from accumulated net realized loss from security transactions to undistributed net investment income. The Small Company Growth Portfolio and the Post-Venture Capital Portfolio reclassified $2,695,081 and $230,241, respectively, from accumulated net investment loss to capital contributions. Net investment income, net realized gain/(loss) on investments and net assets were not affected by this reclassification.

  Net assets at June 30, 1998, consisted of the following:

                               INTERNATIONAL   SMALL COMPANY   POST-VENTURE                      EMERGING
                                  EQUITY          GROWTH         CAPITAL      GROWTH & INCOME    MARKETS
                                 PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                               -------------   -------------   ------------   ---------------   ----------
Capital contributed, net       $380,079,237    $599,336,517    $45,584,090      $8,432,438      $1,151,257
Undistributed net investment
 income                           8,160,544               0              0          30,665           9,688
Accumulated net realized gain
 (loss) from security
 transactions                   (10,600,860)     (1,146,153)       278,567          58,115          76,543
Net unrealized appreciation
 (depreciation) from
 investments and foreign
 currency related items          23,417,972     144,713,448      7,794,377         380,592        (144,748)
                               ------------    ------------    -----------      ----------      ----------
Net assets                     $401,056,893    $742,903,812    $53,657,034      $8,801,810      $1,092,740
                               ============    ============    ===========      ==========      ==========

10. CAPITAL LOSS CARRYOVER

  At June 30, 1998, capital loss carryovers available to offset possible future capital gains of each Portfolio were as follows:

                                                     CAPITAL LOSS
                                                 CARRYOVER EXPIRING IN
                                                 ---------------------   TOTAL CAPITAL
PORTFOLIO                                           2004        2005     LOSS CARRYOVER
---------                                        -----------   -------   --------------
Small Company Growth                             $17,167,113   $     0    $17,167,113
Post-Venture Capital                                  47,891    71,085        118,976
Growth & Income                                            0     8,068          8,068

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

11. YEAR 2000 COMPLIANCE

  Many services provided to the Portfolios and their shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, resulting in potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.

  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolios' foreign investments.

  The Warburg Service Providers anticipate that their systems and those of the Portfolios' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolios' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

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